                                                                      EXHIBIT 24





                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints either of DEBRA H. SNIDER or MARK J. OHRINGER, with full power to act alone, his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  January 30, 1998
        ------------------



                                       /s/ RICHARD J. ALMEIDA
                                           ------------------
                                           Richard J. Almeida

                                  EXHIBIT 24





                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints either of DEBRA H. SNIDER or MARK J. OHRINGER, with full power to act alone, his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  January 30, 1998
        ----------------



                                       TSUTOMU HAYANO
                                       --------------
                                       Tsutomu Hayano

                                  EXHIBIT 24





                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints either of DEBRA H. SNIDER or MARK J. OHRINGER, with full power to act alone, his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  January 30, 1998
        ----------------




                                       MARK KESSEL
                                       -----------
                                       Mark Kessel

                                  EXHIBIT 24





                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints either of DEBRA H. SNIDER or MARK J. OHRINGER, with full power to act alone, his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  January 30, 1998
        ----------------




                                       MICHAEL J. LITWIN
                                       -----------------
                                       Michael J. Litwin

                                  EXHIBIT 24





                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints either of DEBRA H. SNIDER or MARK J. OHRINGER, with full power to act alone, his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  January 30, 1998
        ----------------



                                       DENNIS P. LOCKHART
                                       ------------------
                                       Dennis P. Lockhart

                                  EXHIBIT 24





                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints either of DEBRA H. SNIDER or MARK J. OHRINGER, with full power to act alone, his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  January 30, 1998
        ----------------



                                       HIDEO NAKAJIMA
                                       --------------
                                       Hideo Nakajima

                                  EXHIBIT 24





                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints either of DEBRA H. SNIDER or MARK J. OHRINGER, with full power to act alone, his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  January 30, 1998
        ----------------


                                       OSAMU OGURA
                                       -----------
                                       Osamu Ogura

                                  EXHIBIT 24





                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints either of DEBRA H. SNIDER or MARK J. OHRINGER, with full power to act alone, his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  January 29, 1998
        ----------------



                                       MASAHIRO SAWADA
                                       ---------------
                                       Masahiro Sawada

                                  EXHIBIT 24





                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints either of DEBRA H. SNIDER or MARK J. OHRINGER, with full power to act alone, his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  January 30, 1998
        ----------------



                                       TAKESHI TAKAHASHI
                                       -----------------
                                       Takeshi Takahashi

                                  EXHIBIT 24





                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints either of DEBRA H. SNIDER or MARK J. OHRINGER, with full power to act alone, his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  January 30, 1998
        ----------------



                                       ATSUSHI TAKANO
                                       --------------
                                       Atsushi Takano

                                  EXHIBIT 24





                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints either of DEBRA H. SNIDER or MARK J. OHRINGER, with full power to act alone, his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  January 30, 1998
        ----------------



                                       KENICHIRO TANAKA
                                       ----------------
                                       Kenichiro Tanaka

                                  EXHIBIT 24





                               POWER OF ATTORNEY

     The undersigned director of HELLER FINANCIAL, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints either of DEBRA H. SNIDER or MARK J. OHRINGER, with full power to act alone, his true and lawful attorney-in-fact and agent in the name and on behalf of the undersigned, to sign the name of the undersigned to the Company's Annual Report on Form 10-K for the year ended December 31, 1997, to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and to any and all amendments thereto or to any other instrument or document filed as a part of or in connection with such Annual Report on Form 10-K or any amendment thereto.


Dated:  February 2, 1998
        ----------------




                                       KENICHI TOMITA
                                       --------------
                                       Kenichi Tomita